                       PIONEER-STANDARD ELECTRONICS, INC.

                     OFFICER AND DIRECTOR POWER OF ATTORNEY

                 The undersigned Director and Officer of Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to up to an additional 500,000 Common Shares, without par value, pursuant to the Company's 1991 Stock Option Plan (the "Plan"), hereby constitutes and appoints Preston B. Heller, Jr., James L. Bayman, John
V. Goodger and William A. Papenbrock and each of them, as his attorney, with full power of substitution and resubstitution, for and in his name, place, and stead, to sign and file, or to cause the proposed Registration Statement and any and all amendments (including post-effective amendments) and Exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, and any and all applications, certificates and other documents to be filed with the Securities and Exchange Commission or any and all applications, certificates or other documents to be filed with any governmental or private agency or official relative to the issuance of said Common Shares, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.


                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio, this 26th day of April, 1994.



                                        By: /s/ Preston B. Heller, Jr.
                                        -------------------------
                                            PRESTON B. HELLER, JR.
                                            Chairman of the Board,
                                            Chief Executive Officer, and
                                            Director





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                                      E-10

                       PIONEER-STANDARD ELECTRONICS, INC.

                           DIRECTOR POWER OF ATTORNEY

                 The undersigned Director of Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to up to an additional 500,000 Common Shares, without par value, pursuant to the Company's 1991 Stock Option Plan (the "Plan"), hereby constitutes and appoints Preston B. Heller, Jr., James L. Bayman, John V. Goodger and William A. Papenbrock and each of them, as his attorney, with full power of substitution and resubstitution, for and in his name, place, and stead, to sign and file, or to cause the proposed Registration Statement and any and all amendments (including post-effective amendments) and Exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, and any and all applications, certificates and other documents to be filed with the Securities and Exchange Commission or any and all applications, certificates or other documents to be filed with any governmental or private agency or official relative to the issuance of said Common Shares, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.


                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio, this 26th day of April, 1994.



                                        By: /s/ James L. Bayman
                                        ------------------------
                                            JAMES L. BAYMAN
                                            Director





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                                      E-11

                       PIONEER-STANDARD ELECTRONICS, INC.

                           DIRECTOR POWER OF ATTORNEY

                 The undersigned Director of Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to up to an additional 500,000 Common Shares, without par value, pursuant to the Company's 1991 Stock Option Plan (the "Plan"), hereby constitutes and appoints Preston B. Heller, Jr., James L. Bayman, John V. Goodger and William A. Papenbrock and each of them, as his attorney, with full power of substitution and resubstitution, for and in his name, place, and stead, to sign and file, or to cause the proposed Registration Statement and any and all amendments (including post-effective amendments) and Exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, and any and all applications, certificates and other documents to be filed with the Securities and Exchange Commission or any and all applications, certificates or other documents to be filed with any governmental or private agency or official relative to the issuance of said Common Shares, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.


                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio, this 26th day of April, 1994.



                                        By: /s/ Frederick A. Downey
                                        ------------------------------
                                            FREDERICK A. DOWNEY
                                            Director





431/15154HFB.400

                       PIONEER-STANDARD ELECTRONICS, INC.

                           DIRECTOR POWER OF ATTORNEY

                 The undersigned Director of Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to up to an additional 500,000 Common Shares, without par value, pursuant to the Company's 1991 Stock Option Plan (the "Plan"), hereby constitutes and appoints Preston B. Heller, Jr., James L. Bayman, John V. Goodger and William A. Papenbrock and each of them, as his attorney, with full power of substitution and resubstitution, for and in his name, place, and stead, to sign and file, or to cause the proposed Registration Statement and any and all amendments (including post-effective amendments) and Exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, and any and all applications, certificates and other documents to be filed with the Securities and Exchange Commission or any and all applications, certificates or other documents to be filed with any governmental or private agency or official relative to the issuance of said Common Shares, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.


                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio, this 26th day of April, 1994.



                                        By: /s/ Victor Gelb
                                        ----------------------
                                            VICTOR GELB
                                            Director





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                                      E-13

                       PIONEER-STANDARD ELECTRONICS, INC.

                           DIRECTOR POWER OF ATTORNEY

                 The undersigned Director of Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to up to an additional 500,000 Common Shares, without par value, pursuant to the Company's 1991 Stock Option Plan (the "Plan"), hereby constitutes and appoints Preston B. Heller, Jr., James L. Bayman, John V. Goodger and William A. Papenbrock and each of them, as his attorney, with full power of substitution and resubstitution, for and in his name, place, and stead, to sign and file, or to cause the proposed Registration Statement and any and all amendments (including post-effective amendments) and Exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, and any and all applications, certificates and other documents to be filed with the Securities and Exchange Commission or any and all applications, certificates or other documents to be filed with any governmental or private agency or official relative to the issuance of said Common Shares, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.


                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio, this 26th day of April, 1994.



                                        By: /s/ Gordon E. Heffern
                                        ---------------------------
                                            GORDON E. HEFFERN
                                            Director





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                                      E-14

                       PIONEER-STANDARD ELECTRONICS, INC.

                           DIRECTOR POWER OF ATTORNEY

                 The undersigned Director of Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to up to an additional 500,000 Common Shares, without par value, pursuant to the Company's 1991 Stock Option Plan (the "Plan"), hereby constitutes and appoints Preston B. Heller, Jr., James L. Bayman, John V. Goodger and William A. Papenbrock and each of them, as his attorney, with full power of substitution and resubstitution, for and in his name, place, and stead, to sign and file, or to cause the proposed Registration Statement and any and all amendments (including post-effective amendments) and Exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, and any and all applications, certificates and other documents to be filed with the Securities and Exchange Commission or any and all applications, certificates or other documents to be filed with any governmental or private agency or official relative to the issuance of said Common Shares, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.


                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio, this 26th day of April, 1994.



                                        By: /s/ Arthur Rhein
                                        --------------------------
                                            ARTHUR RHEIN
                                            Director





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                                      E-15

                       PIONEER-STANDARD ELECTRONICS, INC.

                           DIRECTOR POWER OF ATTORNEY

                 The undersigned Director of Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to up to an additional 500,000 Common Shares, without par value, pursuant to the Company's 1991 Stock Option Plan (the "Plan"), hereby constitutes and appoints Preston B. Heller, Jr., James L. Bayman, John V. Goodger and William A. Papenbrock and each of them, as his attorney, with full power of substitution and resubstitution, for and in his name, place, and stead, to sign and file, or to cause the proposed Registration Statement and any and all amendments (including post-effective amendments) and Exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, and any and all applications, certificates and other documents to be filed with the Securities and Exchange Commission or any and all applications, certificates or other documents to be filed with any governmental or private agency or official relative to the issuance of said Common Shares, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.


                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio, this 26th day of April, 1994.



                                        By: /s/ Edwin Z. Singer
                                        -----------------------------
                                            EDWIN Z. SINGER
                                            Director





431/15154HFB.400

                       PIONEER-STANDARD ELECTRONICS, INC.

                           DIRECTOR POWER OF ATTORNEY

                 The undersigned Director of Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to up to an additional 500,000 Common Shares, without par value, pursuant to the Company's 1991 Stock Option Plan (the "Plan"), hereby constitutes and appoints Preston B. Heller, Jr., James L. Bayman, John V. Goodger and William A. Papenbrock and each of them, as his attorney, with full power of substitution and resubstitution, for and in his name, place, and stead, to sign and file, or to cause the proposed Registration Statement and any and all amendments (including post-effective amendments) and Exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, and any and all applications, certificates and other documents to be filed with the Securities and Exchange Commission or any and all applications, certificates or other documents to be filed with any governmental or private agency or official relative to the issuance of said Common Shares, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.


                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio, this 26th day of April, 1994.



                                        By: /s/ Thomas C. Sullivan
                                        ----------------------------
                                            THOMAS C. SULLIVAN
                                            Director





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                                      E-17

                       PIONEER-STANDARD ELECTRONICS, INC.

                           DIRECTOR POWER OF ATTORNEY

                 The undersigned Director of Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to up to an additional 500,000 Common Shares, without par value, pursuant to the Company's 1991 Stock Option Plan (the "Plan"), hereby constitutes and appoints Preston B. Heller, Jr., James L. Bayman, John V. Goodger and William A. Papenbrock and each of them, as his attorney, with full power of substitution and resubstitution, for and in his name, place, and stead, to sign and file, or to cause the proposed Registration Statement and any and all amendments (including post-effective amendments) and Exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, and any and all applications, certificates and other documents to be filed with the Securities and Exchange Commission or any and all applications, certificates or other documents to be filed with any governmental or private agency or official relative to the issuance of said Common Shares, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.


                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio, this 26th day of April, 1994.



                                        By: /s/ Karl E. Ware
                                        --------------------------
                                            KARL E. WARE
                                            Director





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                                      E-18

                       PIONEER-STANDARD ELECTRONICS, INC.

                           OFFICER POWER OF ATTORNEY

                 The undersigned Officer of Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to up to an additional 500,000 Common Shares, without par value, pursuant to the Company's 1991 Stock Option Plan (the "Plan"), hereby constitutes and appoints Preston B. Heller, Jr., James L. Bayman, John V. Goodger and William A. Papenbrock and each of them, as his attorney, with full power of substitution and resubstitution, for and in his name, place, and stead, to sign and file, or to cause the proposed Registration Statement and any and all amendments (including post-effective amendments) and Exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, and any and all applications, certificates and other documents to be filed with the Securities and Exchange Commission or any and all applications, certificates or other documents to be filed with any governmental or private agency or official relative to the issuance of said Common Shares, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.


                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio, this 26th day of April, 1994.



                                        By: /s/ John V. Goodger
                                        ----------------------------------
                                            John V. Goodger
                                            Vice President, Treasurer
                                            and Assistant Secretary
                                            (Principal Financial Officer)





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                                      E-19

                       PIONEER-STANDARD ELECTRONICS, INC.

                           OFFICER POWER OF ATTORNEY

                 The undersigned Officer of Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to up to an additional 500,000 Common Shares, without par value, pursuant to the Company's 1991 Stock Option Plan (the "Plan"), hereby constitutes and appoints Preston B. Heller, Jr., James L. Bayman, John V. Goodger and William A. Papenbrock and each of them, as her attorney, with full power of substitution and resubstitution, for and in her name, place, and stead, to sign and file, or to cause the proposed Registration Statement and any and all amendments (including post-effective amendments) and Exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, and any and all applications, certificates and other documents to be filed with the Securities and Exchange Commission or any and all applications, certificates or other documents to be filed with any governmental or private agency or official relative to the issuance of said Common Shares, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.


                 IN WITNESS WHEREOF, the undersigned has hereunto set her hand at Cleveland, Ohio, this 26th day of April, 1994.



                                        By: /s/ Janice M. Margheret
                                        ---------------------------------
                                            Janice M. Margheret
                                            Senior Vice President
                                            (Principal Accounting Officer)




431/15154HFB.400

                       PIONEER-STANDARD ELECTRONICS, INC.

                            ISSUER POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to up to an additional 500,000 Common Shares, without par value, pursuant to the Company's 1991 Stock Option Plan (the "Plan"), hereby constitutes and appoints Preston B. Heller, Jr., James L. Bayman, John
V. Goodger and William A. Papenbrock or any one or more of them, its attorneys-in-fact and agents, each with full power of substitution and resubstitution for it in any and all capacities, to sign and file, or to cause the proposed Registration Statement and any and all amendments (including post-effective amendments) and Exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, and any and all applications, certificates and other documents to be filed with the Securities and Exchange Commission or any and all applications, certificates or other documents to be filed with any governmental or private agency or official relative to the issuance of said Common Shares, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.


                 IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio, on April, 26, 1994.

                                        PIONEER-STANDARD ELECTRONICS, INC.

                                        By: /s/ Preston B. Heller, Jr.
                                        --------------------------------
                                            PRESTON B. HELLER, JR.
                                            Chairman of the Board,
                                            Chief Executive Officer, and
                                            Director



Attest: /s/ William A. Papenbrock





431/15154HFB.498

                       PIONEER-STANDARD ELECTRONICS, INC.

                              Certified Resolution

                 I, William A. Papenbrock, Secretary of Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company") do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on April 26, 1994 and that the same has not been changed and remains in full force and effect.

                 RESOLVED, that Preston B. Heller Jr., James L. Bayman, John V. Goodger and William A. Papenbrock be, and each of them hereby is, appointed as the attorney of Pioneer-Standard Electronics, Inc., with full power of substitution and resubstitution for and in the name, place and stead of the Company to sign, attest and file a Registration Statement on Form S-8, or any other appropriate form that may be used from time to time, with respect to the issue and sale of its Common Shares, and any and all amendments, post-effective amendments and exhibits to such Registration Statement and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to the listing thereon of the Common Shares covered by such Registration Statement or pertaining to such registration and any and all applications or other documents to be filed with any governmental or private agency or official relative to the issuance of said Common Shares with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorneys or any such substitute or substitutes and, without implied limitation, including in the above authority to do the foregoing on behalf and in the name of any duly authorized officer of the Company; and the Chairman of the Board of Directors of the Company and the President be, and hereby are authorized and directed for and on behalf of the Company to execute a Power of Attorney evidencing the foregoing appointment


                                        /s/ William A. Papenbrock
                                        --------------------------------
                                            WILLIAM A. PAPENBROCK, Secretary

Dated:  April 26, 1994


431/15154HFB.498




Writer's Direct Dial No. is (216) 622-8412